Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Gencor Industries, Inc. (the “Company”) on Form 10-Q for the quarter and nine month period ending June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ E.J. Elliott
E.J. Elliott
Chairman and Chief Executive Officer

August 13, 2010

/s/ Marc G. Elliott
Marc G. Elliott
President and Principal Financial and Accounting Officer

August 13, 2010